                          TRADEMARK SECURITY AGREEMENT

     THIS TRADEMARK SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of August 12, 2003 by the entities listed on the signature pages hereto (the "Grantor"), in favor of BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent") under the Credit Agreement (as defined below).

     The Grantor owns certain trademarks and service marks, including those trademark registrations and trademark applications listed on Schedule 1 annexed hereto, and is party to the trademark licenses listed on Schedule 2 annexed hereto; and

     Pursuant to the terms of the Collateral Agreement dated of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Collateral Agreement"), among the Grantor, certain other subsidiaries of Armor Holdings, Inc. (the "Borrower") and the Administrative Agent, the Grantor has granted to the Administrative Agent a security interest in certain assets of the Grantor, including all right, title and interest of the Grantor in, to and under all Trademark Collateral (as hereinafter defined) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations owing by the Borrower under the Credit Agreement, dated of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto and the Administrative Agent, and the other Loan Documents described in the Credit Agreement. All capitalized terms defined in the Credit Agreement or the Collateral Agreement and not otherwise defined herein have the respective meanings provided for in the Credit Agreement or the Collateral Agreement, as applicable.

     To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Credit Extensions to the Borrower thereunder, the Grantor hereby agrees with the Administrative Agent, for the ratable benefit of itself and the Lenders, as follows:

     1. GRANT OF SECURITY INTEREST. The Grantor does hereby grant to the Administrative Agent a continuing security interest in all of such Grantor's right, title and interest in, to and under all of the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now existing or hereafter created or acquired, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

         (a) all Trademarks, including, without limitation, each Trademark referred to in Schedule 1 annexed hereto together with any divisions or renewals thereof;

         (b) all Trademark Licenses and other agreements providing the Grantor with the right to use, or pursuant to which such Grantor provides the right to use, any of the items described in Section 1(a) (other than any such agreement that by its terms prohibits the granting of a security interest therein), including each Trademark License referred to in
Schedule 2 annexed hereto;

         (c) all of the goodwill of the business connected with the use of, and symbolized by, each item described in Section 1(a) or Section 1(b);

         (d) the right to sue third parties for past, present or future infringements of any Trademark Collateral described in Section 1(a) and, to the extent applicable, Section 1(b); and

         (e) all products and proceeds of, and the rights associated with, the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, the Trademark registrations issued with respect to the Trademark applications referred to in Schedule 1 and the trademarks licensed under any Trademark License, (ii) injury to the goodwill associated with the use of any such Trademark, Trademark registration or trademark licensed under any Trademark License, or (iii) breach or enforcement of any Trademark License.

     2. OTHER SECURITY INTERESTS. This security interest is granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest granted herein are without prejudice to, and are in addition to, those set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provisions of this Agreement are deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall govern.

     3. RESTRICTIONS ON FUTURE AGREEMENTS. The Grantor agrees that until all Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, such Grantor will not, without the Administrative Agent's prior written consent, enter into any agreement including, without limitation, any license agreement, which is inconsistent with such Grantor's obligations under this Agreement if such action would reasonably be expected to materially adversely affect the fair market value of the Trademark Collateral or the benefits of this Agreement to the Administrative Agent, and the Grantor further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would materially adversely affect the validity or enforcement of the rights transferred to the Administrative Agent under this Agreement.

     4. NEW TRADEMARKS. The Grantor represents and warrants to the Administrative Agent that the Trademarks listed on Schedule 1 and the Trademark Licenses listed on Schedule 2 constitute all of the Trademarks now owned by or licensed to such Grantor for which registrations have been issued or applied for in the United States Patent and Trademark Office. If, before the Obligations have been satisfied in full and the Credit Agreement terminated, the Grantor shall (i) obtain rights to any new trademarks, trademark registrations or applications or tradenames used in the United States or in any foreign country or (ii) become entitled to the benefit of any trademark application, trademark, trademark registration or tradename used in the United States or in any foreign country, the provisions of
Section 1 above shall automatically apply thereto and the Grantor shall give to the Administrative Agent prompt written notice thereof. The Grantor hereby authorizes the Administrative Agent to modify this Agreement upon such written notice by amending Schedule 1 and Schedule 2 to include any future trademarks, trademark registrations, trademark applications, tradenames and license agreements which are Trademarks, as applicable, under Section 1 above or under this Section 4.

     5. LENDERS NOT LIABLE. Neither the Administrative Agent nor any Lender by virtue of this Agreement assumes any obligations whatsoever in respect of the Trademark Collateral including, without limitations, any obligation to renew registrations of or defend the validity, enforceability or distinctiveness of the Trademark Collateral.

     6. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy) and all of said counterparts, taken together, shall be deemed to constitute one and the same instrument.

     7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Grantor, the Administrative Agent and the Lenders and their successors and assigns; provided that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.



                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed by its duly authorized officer thereunto, all as of the date first set forth above.

                                             ARMOR HOLDINGS, INC.,
                                                as Grantor



                                             By:
                                                --------------------------------
                                                Name:  Phil Baratelli
                                                Title: Controller and Treasurer


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Controller and Treasurer of Armor Holdings, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                              ----------------------------------
                                              Notary Public

My commission expires:


----------------------

                                             ARMOR BRANDS, INC.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name:  Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Armor Brands, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


----------------------

                                             O'GARA-HESS & EISENHARDT ARMORING
                                             COMPANY, L.L.C.
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name:  Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of O'Gara-Hess & Eisenhardt Armoring Company, L.L.C. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


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

                                             ARMOR HOLDINGS PRODUCTS, INC.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name:  Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Armor Holdings Products, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


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


                                             911EP, INC., as Grantor



                                             By:
                                                --------------------------------
                                                Name:  Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of 911 EP, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


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


                                             ARMOR HOLDINGS FORENSICS, INC.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name:  Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Armor Holdings Forensics, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


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



                                             INDENTICATOR, INC.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


             I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Identicator, Inc. and acknowledged the due execution of the foregoing instrument.

               Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public

My commission expires:


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


                                             ARMOR SAFETY PRODUCTS COMPANY,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Armor Safety Products Company and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public

My commission expires:


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

                                             B-SQUARE, INC.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of B-Square, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public

My commission expires:


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

                                             BREAK-FREE, INC., as Grantor



                                             By:
                                                --------------------------------
                                                Name:  Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Break-Free, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public

My commission expires:


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

                                             SPEEDFEED ACQUISITION CORP.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Speedfeed Acquisition Corp. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


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


                                             DEFENSE TECHNOLOGY CORPORATION OF
                                             AMERICA,
                                               as Grantor


                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Defense Technology Corporation of America and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


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



                                             CASCO INTERNATIONAL, INC.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Casco International, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


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


                                             MONADNOCK LIFETIME PRODUCTS, INC.
                                             (DE),
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Monadnock Lifetime Products, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public

My commission expires:


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



                                             PRO-TECH ARMORED PRODUCTS OF
                                             MASSACHUSETTS, INC.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Pro-Tech Armored Products of Massachusetts, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


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


                                             RAMTECH DEVELOPMENT CORP.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Ramtech Development Corp. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


----------------------

                                             SAFARI LAND LTD, INC.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Safari Land Ltd., Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public
My commission expires:


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



                                             NETWORK AUDIT SYSTEMS, INC.,
                                               as Grantor



                                             By:
                                                --------------------------------
                                                Name: Phil Baratelli
                                                Title: Vice President


                                 ACKNOWLEDGMENT



STATE OF GEORGIA
COUNTY OF ____________________


     I, ___________________________, a Notary Public for said County and State, do hereby certify that Phil Baratelli personally appeared before me this day and stated that he is Vice President of Network Audit Systems, Inc. and acknowledged the due execution of the foregoing instrument.

     Witness my hand and official seal, this ____ day of August, 2003.



                                             -----------------------------------
                                             Notary Public

My commission expires:


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



Agreed and Accepted as of August __, 2003.

BANK OF AMERICA, N.A.,
  as Administrative Agent


By:
   ---------------------------------------------
Name:  Michael Brashler
Title: Vice President and Senior Agency Officer